                                                                EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Kennametal Inc. (the "Corporation") on Form 10-K for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Corporation certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Corporation.


/s/ Markos I. Tambakeras
------------------------
Markos I. Tambakeras
Chairman, President and Chief Executive Officer
Kennametal Inc.

September 25, 2002




/s/ F. Nicholas Grasberger III
------------------------------
F. Nicholas Grasberger III
Vice President and Chief Financial Officer
Kennametal Inc.

September 25, 2002

*This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

Portions of the 2002 Annual Report to Shareowners were filed as an exhibit with the Form 10-K filed with the Securities and Exchange Commission. A copy of the 2002 Annual Report to Shareowners can be obtained by writing to the Vice President, Chief Financial Officer, Kennametal Inc., 1600 Technology Way, P.O. Box 231, Latrobe, Pa. 15650-0231.

Other exhibits not included herein have been filed with the Securities and Exchange Commission and can be obtained at a reasonable copying charge per page by writing to the Vice President, Chief Financial Officer, Kennametal Inc., 1600 Technology Way, P.O. Box 231, Latrobe, Pa. 15650-0231.